UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 28, 2011

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 266-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 28, 2011, GSI Group Inc. (the “Company”) conducted a public conference call during which the Company’s Chief Executive Officer and Principal Financial Officer discussed the Company’s operating results and financial condition for the year and quarter ended December 31, 2010 and other matters relating to its business. The transcript of the conference call is furnished herewith as Exhibit 99.1.

Reconciliations of non-GAAP financial measures discussed on the conference call are included in the Company’s press release, which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K furnished on March 28, 2011, and is incorporated herein by reference as Exhibit 99.2.

The information contained in this Current Report, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

99.1	Transcript of investor conference call held on March 28, 2011.

99.2	Press Release, dated March 28, 2011 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K furnished on March 28, 2011).

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS — Certain of the statements contained in this report and the exhibits attached hereto, including, without limitation, statements as to management’s good faith expectations and belief are forward-looking statements. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Actual results may differ materially due to a number of factors, including those factors discussed in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the period ended December 31, 2010 filed on March 30, 2011. Any forward-looking statements included in the transcript and press release are as of March 28, 2011 and the Company does not intend to update them if its views later change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to March 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI Group Inc.
(Registrant)

Date: April 1, 2011	By:	/s/ John Roush
John A. Roush
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Transcript of investor conference call held on March 28, 2011.

99.2	Press Release, dated March 28, 2011 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K furnished on March 28, 2011).

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